SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



                  Date of Report (Date of earliest event reported):

                                  February 29, 2000


                               TAMPA ELECTRIC COMPANY
               (Exact name of registrant as specified in its charter)




                 FLORIDA                       1-5007              59-0475140
       (State or other jurisdiction       (Commission file      (IRS Employer
            of incorporation)                 Number)          Identification
                                                                      No.)


       702 North Franklin Street, Tampa Florida    33602
            (Address of principal executive offices)     (Zip code)

       Registrant's telephone number, including area code: (813) 228-4111



















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          Item 5.   Other Events

               See the Press Release dated Feb. 29, 2000, filed as  Exhibit
          99.1 and incorporated herein by reference, announcing Tampa Electric Company's agreement with the U.S. Environmental Protection Agency and the U.S. Department of Justice to resolve the federal agencies' pending enforcement actions against the company.

          Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

               99.1 Press Release dated Feb. 29, 2000.








































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                                      SIGNATURE



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




          Dated:    Feb. 29, 2000            Tampa Electric Company



                                             By:/s/ W. L. Griffin
                                                    W. L. Griffin
                                              Vice President-Controller,
                                           (Principal Accounting Officer)

































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                                      SIGNATURE



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




          Dated:    Feb. 29, 2000            Tampa Electric Company



                                             By:
                                                    W. L. Griffin
                                              Vice President-Controller,
                                           (Principal Accounting Officer)


































                                       Page 3





                                  INDEX TO EXHIBITS

          Exhibit No.    Description of Exhibits                 Page No.


               99.1      Press Release dated Feb. 29, 2000            5















































                                       Page 4